                                                                                                                                                                       Exhibit 99.01

POSITIVE
ENERGY
TOGETHER®

Financial Update

June 2-3, 2010

Safe Harbor and Reg. G Compliance

POSITIVE
ENERGY
TOGETHER®

Some of the matters discussed in this presentation may contain forward-looking statements that are subject to certain risks, uncertainties and assumptions. Such forward-looking statements are intended to be identified in this document by the words "anticipate", "believe", "estimate", "expect", "intend", "objective", "plan", "possible", "potential", "project" and similar expressions. Actual results may vary materially. Factors that could cause actual results to differ materially include, but are not limited to: general economic conditions, including the availability of credit, access to existing lines of credit, actions of rating agencies and their impact on capital expenditures; the ability of the Company and its subsidiaries to access the capital markets and obtain financing on favorable terms; prices and availability of electricity, coal, natural gas and natural gas liquids, each on a stand-alone basis and in relation to each other; business conditions in the energy and natural gas midstream industries; competitive factors including the extent and timing of the entry of additional competition in the markets served by the Company; unusual weather; availability and prices of raw materials for current and future construction projects; Federal or state legislation and regulatory decisions and initiatives that affect cost and investment recovery, have an impact on rate structures or affect the speed and degree to which competition enters the Company's markets; environmental laws and regulations that may impact the Company's operations; changes in accounting standards, rules or guidelines; the discontinuance of accounting principles for certain types of rate-regulated activities; creditworthiness of suppliers, customers and other contractual parties; the higher degree of risk associated with the Company's nonregulated business compared with the Company's regulated utility business; and other risk factors listed in the reports filed by the Company with the Securities and Exchange Commission including those listed in Risk Factors and Exhibit 99.01 to the Company's Form 10-K for the year ended December 31, 2009.

This presentation includes the non-GAAP measure of ongoing earnings per share when describing the Company's results of operations and financial performance. The Company has prepared reconciliations of this measure to the most directly comparable GAAP measure. These reconciliations can be found in the appendix of this presentation and in the Company's Form 10Q for the quarter ended March 31, 2010.

Investment Rationale
OGE Energy Corp (NYSE: "OGE")

- OGE has a clear, conservative and achievable set of financial objectives centered around investment grade credit ratings, 5-7% long-term EPS growth and conservative, yet steady, dividend growth
- Well positioned regulated utility and unregulated midstream gas businesses that are both focused on low-risk growth projects
- The Oklahoma economy has maintained strength relative to the rest of the country, however, state and local budgets are under significant pressure
- Collaborative regulatory environment supported by precedent achievements

OGE Energy Overview

- Parent company of OG&E and Enogex
- Enterprise value of ~$6.0B
- Approximately 3,400 employees
- Through OG&E and Enogex, we serve customers in OK, AR, and TX

Asset Mix (1Q 2010)


2%
22%
76%
OG&E
Enogex
Holding Company

Gross Margin Mix (2010*)


28%
72%
OG&E
Enogex

*Upper end of the 2010 earnings guidance range

OGE's Business Focus in Current Environment

OG+E

- Leverage unique geographic position to develop renewable energy resources (wind and transmission)
- Invest in infrastructure to preserve system reliability and upgrade IT capabilities to drive operational efficiencies
- Provide energy management solutions to our customers through a "smart" distribution system
- Continue to maintain positive regulatory relationships and work to find creative solutions that reduce risk for customers and shareholders

Enogex
An OGE Energy Corp. Company

- Focus on fixed-fee margin contribution through conversion of existing contracts and expansion in new fixed fee projects
- Continue to provide steady cash flow to support Enogex growth and/or dividends and growth at the utility


Electric Utility and Natural Gas Pipeline
Enogex
OG+E
OG&E service area
Enogex pipeline
Wind power facilities
Power plant
Natural gas processing
Natural gas storage
Major gas supply basins

OG&E Overview

- Largest electric utility in Oklahoma
- Approximately 779,000 customers
- Owned generation capability of 6,641 MW's
- 4,335 miles of overhead transmission lines
- 28,555 miles of overhead distribution lines
- Rates approximately 35% below the national average
- Approximately 2,100 employees

Generation Capacity


3%
39%
58%
Coal
Gas
Wind

2009 Generation & Purchases Mix


2%
15%
49%
34%
Coal
Gas
Wind
Purchased

OG&E is the largest electric utility in Oklahoma and also serves portions of western Arkansas

POSITIVE ENERGY TOGETHER®

Revenue by Jurisdiction



3%
8%
89%
OK
AR
FERC

Retail Customer Segmentation- 1Q 2010



1%
2%
11%
86%
Residential
Commercial
Industrial & Oil Field
Street Light & Pub Authority

Total: ~779k



Wind Power Facilities
Power Plant

Gross Margin by Customer Type - 2009



6%
8%
12%
48%
26%
Residential
Commercial
Industrial & Oil Field
Street Light & Pub Authority
FERC & Other

Total: $955M

OG&E has repeatedly demonstrated successful regulatory relationships and outcomes

POSITIVE
ENERGY
TOGETHER®

	Regulatory Case	Notes
✓	Redbud Acquisition Recovery Rider (2008, OK)	51% of 1,230 MW power plant
✓	Storm Cost Recovery Rider (2008, OK)	$9 million per year for 5 years
✓	Renewable Transmission Rider (2008, OK)	Recovery for Windspeed line
✓	Arkansas Rate Case (2009)	$13.3 million plus storm recovery
✓	System Hardening Plan Rider (2009, OK)	100% OK
✓	FERC Formula Rate (2009)	11.1% ROE
✓	Security Phase III Rider (2009, OK)	Approved
✓	Oklahoma Rate Case (2009)	$48.3M; implemented August 2009
✓	Smart Grid Oklahoma Pilot (2009)	Approved with rider
✓	OU Spirit Wind Farm (2009)	Approved
✓	Wind PPAs (2010)	Approved

Current Regulatory Events

- Oklahoma
  - Smart Grid Application filed March 15
    - Settlement reached May 27
  - Crossroads Wind Farm Application
    - Filed April 8, 2010
    - Settlement conference June 3
    - Hearing scheduled for July 14-15
- Arkansas
  - OU Spirit and wind PPA filing this summer
- FERC – SPP
  - Cost allocation methodology decision expected June 21

OG&E is favorably positioned for transmission opportunities

chart shows details of committed projects


SPP Southwest Power Pool
Portfolio 3-E
OG&E Construction
Portfolio 3-E
Substations
SPP RTO
Entergy ICT
Axtell
Knoll
Spearville
Iatan
Nashua
Swissvale-Stilwell Tap
Chesapeake
Sooner
Cleveland
Woodward
Muskogee
Anadarko XF
Seminole
Tuco
Sunnyside
Hugo

345kV Balanced Portfolio Projects

345kV Reliability Upgrade Projects

345kV Windspeed OKC to Woodward In-Service 4-1-10



- **For many of these projects, regional cost allocation will limit the impact to OG&E retail customers and spread costs across the SPP**

OG&E's committed transmission cap-ex is spread over many projects

POSITIVE ENERGY TOGETHER®

Project	Miles	Capital Expenditures (millions of $)* 2010	2011	2012	2013	2014	Total	Allocation to OG&E Retail Customers	Projected In-Service Date
Sooner to Rose Hill	44	10	40	10	-	-	60	~60%	Jun-12
Sunnyside to Hugo	100	25	115	60	-	-	200	~60%	Apr-12
3E - Anadarko Substation	-	-	5	5	-	-	10	~13.5%	Dec-12
3E - Sooner to Cleveland	38	5	30	35	-	-	70	~13.5%	Dec-12
3E - Seminole to Muskogee	120	5	25	45	55	-	130	~13.5%	Dec-14
3E - Tuco to Woodward	72	-	20	35	50	15	120	~13.5%	Apr-14
Other		65	40	15	15	25	160	Various	Various
Totals		$ 110	$ 275	$ 205	$ 120	$ 40	$ 750		

*Excludes AFUDC

- **Multiple projects decreases the overall risk for the company**
- **Revenue requirement determined & paid via our FERC formula rate**
- **Recovery of OG&E's portion covered via HB 1910**

Positive Energy® Smart Grid Program

POSITIVE
ENERGY
TOGETHER®

- July 2009 – OCC approves smart grid pilot in Norman, OK
  - $20 million of O&M and capital approved to be recovered through a rider
  - Installation of 42,000 digital meters
  - 2,000 homes to receive digital thermostats and energy use devices
  - Program received strong OCC support
- August 2009 – OG&E applies for $130 million of stimulus funds with the DOE for smart grid implementation in OG&E's service territory
- October 2009 - Awarded $130 million from the DOE to support roll-out to all customers
- February 2010 – Smart grid implemented in Norman, OK
- March 15, 2010– Filing with OCC for pre-approval and rider for the recovery of system-wide smart grid deployment

OG&E's Rationale for Exploring Smart Grid

- Empower customers with the information and tools necessary to better manage energy usage and costs
- Create opportunities for the reduction of peak demand and delay the need for additional fossil-fueled power plants
- Reduce utility operating costs
- Improve the ability to anticipate, manage, and respond to outages and other system disturbances

OG&E Summary

- OG&E's unique positioning allows for significant growth opportunities in transmission and wind development that are low-risk and have broad support in Oklahoma
- OG&E's service territory is outperforming most other areas of the country during the recent recession
- OG&E has fair and open relationships with regulators
- Recent investments (Redbud, wind development) have positioned OG&E well with regard to environmental uncertainty

Enogex Overview

- **Integrated natural gas midstream company**
- **System originally built to serve Oklahoma gas power plants (currently serves 15)**
- **2,181 miles of natural gas transmission pipe and two storage facilities**
  - 24 BCF of capacity
  - Connected to 13 third party pipelines via 64 interconnects
- **5,846 miles of gathering pipeline**
- **9 processing facilities (1 is 50% owned)**
  - 963 MMcf/d capacity
- **Approximately 600 employees**

Enogex®
An OGE Energy Corp. Company

2010* Gross Margin by Segment


8%
28%
31%
33%
Gathering
Processing
Transportation
Storage

Total: $400M

*Based on the high end of the 2010 earnings guidance range

Enogex has well-positioned assets in the Mid-Continent to service gas flowing to eastern markets


Expansion Corridors
Proved Reserve Basins
Enogex System
Gathering
Transportation
Bennington
Gulf Crossing Interconnect
Mid-Continent Express Interconnect

Enogex serves primarily the Anadarko and Arkoma basins

Source: www.eia.doe.gov

Enogex – Western Oklahoma/Texas Panhandle

POSITIVE
ENERGY
TOGETHER®



Thomas Plant
Calumet Plant
Cana Area
Wheeler Area
Clinton Plant
South Canadian Plant
Colony Wash Area
Cox City Plant

Portfolio changes are shifting Enogex processing volumes toward more fixed fee based business


2006
37%
36%
8%
19%
2007
39%
29%
7%
25%
2008
36%
18%
10%
36%
2009
21%
14%
20%
45%
2010 F¹
12%
19%
32%
37%

Volume of fixed fee has increased from 8% in 2006 to 32% in 2010

- Keep Whole > 1080 *
- Keep Whole < 1080 **
- Fixed Fee
- Percent of Liquids

[1] Upper end of previously issued 2010 earnings guidance
*Keep-whole volumes with greater than 1080 Btu content are subject to the default processing fee ensuring that Enogex does not process gas at a financial loss
**If uneconomical, Enogex can bypass processing on keep-whole volumes with less than 1080 Btu content

Enogex has greatly reduced exposure to commodity spread volatility


2009 - $360 Million
$85
$130
$114
$31
Transportation
Storage
Gathering
Processing


2010* - $400 Million
$63
$125
$70
$30
$112
Transportation
Storage
Gathering
Processing Unhedged
Processing Hedged & Fixed Fee

*Upper end of Previously Issued 2010 Guidance

Enogex Summary

- Significant shift from keep-whole to fixed-fee processing reduces volatility of earnings and cash flow
- Continued focus on fixed-fee projects will further enhance this shift in the future
- Enogex is well positioned in the mid-continent market
- Enogex has been very successful in competing in the basins it operates

We have a strong financial plan in place focused on four key financial objectives

POSITIVE
ENERGY
TOGETHER®


OGE
Financial Objectives
EPS Growth
Low EPS Volatility
Dividend Growth
Strong Credit Ratings

- *Provide long-term earnings growth*

  Goal: 5-7% long-term earnings per share growth

- *Maintain an "acceptable" range of earnings volatility*

  Goal: Provide earnings guidance with a +/- 5% range from the expected EPS

- *Have a Secure and Growing dividend*

  Goal: Conservative dividend growth with no more than a 60% payout ratio. Target 2% dividend increases annually through 2012.

- *Maintain "strong" investment grade credit ratings*

  Goal: Targeting "A" range at OG&E and OGE

OGE's gross margin is forecasted to remain dominated by the utility and approximately 95% utility and fee-based

POSITIVE ENERGY TOGETHER®



$1,500
$1,350
$1,200
$1,050
$900
$750
$600
$450
$300
Gross Margin in Millions
$85
$275
$955
$70
$63
$267
$1,055
95%
2009
2010*
Utility
Gathering, Transportation, & Storage
Processing FF, Hedged
Processing Unhedged

*Based on the upper end of Enogex 2010 earnings guidance and the midpoint of 2010 OG&E guidance and assuming normal weather

Appendix

2010 Financial Outlook

•The Company's 2010 ongoing earnings guidance which excludes the one-time charge of $11.4 million of $0.11 per average diluted share associated with the elimination of the tax deduction for the Medicare Part D subsidy remains unchanged and is between approximately $265 million and $290 million of net income, or $2.70 to $2.95 per average diluted share.

• The Company now projects ongoing earnings to be at the upper end of the range primarily due to Enogex's ongoing earnings which are anticipated to be at the top end of the range.

2010 Ongoing Earnings Guidance:

•Excludes a one-time, non-cash charge recorded in March 2010 of approximately $11.4 million, or $0.11 per average diluted share, related to the elimination of the tax deduction for the Medicare Part D subsidy. Approximately $7.0 million is related to OG&E, approximately $2.0 million is related to Enogex and approximately $2.4 million is related to the holding company.

•Includes a projected increase for the remainder of 2010 in income tax expense of approximately $2.3 million, or $0.02 per average diluted share, related to the elimination of the tax deduction for the Medicare Part D subsidy. Approximately $1.9 million is related to OG&E, approximately $0.2 million is related to Enogex and approximately $0.2 million is related to the holding company.

2010 Earnings Assumptions – OG&E

- The Company projects OG&E to earn approximately $207 million to $217 million or $2.10 to $2.20 per average diluted share in 2010 assuming normal weather patterns
- Gross margin of approximately $1.05 billion to $1.06 billion.
  - Sales growth of approximately 0.9 % on a weather adjusted basis;
- Operating expenses of approximately $655 million to $665 million with operation and maintenance expenses approximately 60% of the total
- Interest expense of approximately $105 million to $115 million which assumes $250 million of additional long-term debt issued at the utility mid-year 2010
- AEFUDC income of approximately $5 million
- An effective tax rate of approximately 27%.

Additional 2010 Assumptions – Enogex

- The Company projects Enogex to earn approximately $63 million to $85 million or $0.64 to $0.86 per average diluted share in 2010. The key factors and assumptions include:
- Total Enogex anticipated gross margin of approximately $370 million to $400 million.
- Transportation and storage gross margin contribution of approximately $150 million to $160 million of which approximately 20% is attributable to the storage business;
- Gathering and processing gross margin contribution of approximately $220 to $240 million of which the gathering and processing businesses each contribute approximately 50% of the gross margin
- Increase of 5% to 7% in gathered volumes over 2009
- Increase of 10% to 12% in inlet processing volumes over 2009
- Enogex's gathering and processing assumptions:
  - Realized commodity spread of $4.78 per MMBtu in 2010.
  - Majority percent of non-ethane processing volumes are hedged
  - Every 10% change in commodity spreads from $4.78 per MMBtu changes net income by approximately $4.0 million on an annual basis assuming all other margins remain static
  - Natural gas price of $5.28 per MMBtu in 2010
  - Realized weighted average natural gas liquids price of $0.93 per gallon in 2010
  - Realized spread of $7.81 per MMBtu in 2010 for condensate
- Operating expenses of approximately $220 million to $230 million
- Interest expense of approximately $30 million to $35 million
- An effective tax rate of 39%

Projected Capital Expenditures 2010-2015

POSITIVE ENERGY TOGETHER®

Dollars in millions	2010	2011	2012	2013	2014	2015	TOTAL 2010 - 2015
OG&E Base Transmission	45.0	20.0	15.0	15.0	25.0	25.0	145.0
OG&E Base Distribution	230.0	230.0	225.0	225.0	225.0	225.0	1,360.0
OG&E Base Generation	45.0	35.0	35.0	35.0	35.0	35.0	220.0
Other	25.0	25.0	25.0	25.0	25.0	25.0	150.0
Total OG&E Base T&D, Gen & Other	**$ 345.0**	**$ 310.0**	**$ 300.0**	**$ 300.0**	**$ 310.0**	**$ 310.0**	**$ 1,875.0**
OG&E Known and Committed Projects:							
Positive Energy Smart Grid Program (net of DOE)	40.0	60.0	60.0	30.0	30.0	10.0	230.0
Sunnyside-Hugo 345kV (reliability)	25.0	115.0	60.0	-	-	-	200.0
Sooner-Rose Hill 345kV (reliability)	10.0	40.0	10.0	-	-	-	60.0
OKC - Woodward (345kV) -- WindSpeed	25.0	-	-	-	-	-	25.0
OG&E System Hardening	20.0	15.0	-	-	-	-	35.0
OG&E OU Spirit 101 MW wind Farm	10.0	-	-	-	-	-	10.0
SPP Portfolio 3E							
Anadarko Substation	-	5.0	5.0	-	-	-	10.0
Sooner - Cleveland 345kV	5.0	30.0	35.0	-	-	-	70.0
Seminole - Muskogee 345kV	5.0	25.0	45.0	55.0	-	-	130.0
Tuco - Woodward 345kV: Oklahoma portion	-	20.0	35.0	50.0	15.0	-	120.0
Other Known Transmission Projects	15.0	20.0	-	-	-	-	35.0
TOTAL OG&E Known and Committed Projects	**$ 155.0**	**$ 330.0**	**$ 250.0**	**$ 135.0**	**$ 45.0**	**$ 10.0**	**$ 925.0**
TOTAL OG&E Base + Known and Committed	**$ 500.0**	**$ 640.0**	**$ 550.0**	**$ 435.0**	**$ 355.0**	**$ 320.0**	**$ 2,800.0**
OGE Energy & ER	25.0	25.0	25.0	25.0	25.0	25.0	150.0
Enogex	155.0	45.0	45.0	45.0	45.0	45.0	380.0
TOTAL OGE Consolidated	**$ 680.0**	**$ 710.0**	**$ 620.0**	**$ 505.0**	**$ 425.0**	**$ 390.0**	**$ 3,330.0**

Reg. G Reconciliation – First Quarter 2010

POSITIVE
ENERGY
TOGETHER®

	2010 Ongoing EPS	One-Time Charge*	2010 GAAP EPS
Utility	$ 0.08	$ (0.07)	$ 0.01
Enogex	0.30	(0.02)	0.28
Holding Company	(0.02)	(0.02)	(0.04)
	$ 0.36	$ (0.11)	$ 0.25

*The Patient Protection and Affordable Care Act of 2009 and the Health Care and Education Reconciliation Act of 2010 were signed into law on March 23, 2010 and March 30, 2010, respectively. These Acts change the tax treatment of federal subsidies paid to sponsors of retiree health benefit plans that provide prescription drug benefits. As a result, OGE recognized a one-time, non-cash charge of approximately $11.4 million.

Reg. G Reconciliation – 2010 Earnings Guidance

POSITIVE ENERGY TOGETHER®

(In millions)

	Twelve Months Ended December 31, 2010							
	OG&E		Enogex		Holding Company		Consolidated	
Projected GAAP Net Income	Low	High	Low	High	Low	High	Low	High
Ongoing Earnings……………	$207.0	$217.0	$63.0	$85.0	($9.0)	($7.0)	$265.0	$290.0
Medicare Part D Tax Subsidy…………………….	($7.0)	($7.0)	($2.0)	($2.0)	($2.4)	($2.4)	($11.4)	($11.4)
Projected GAAP Net Income…………………………….	$200.0	$210.0	$61.0	$83.0	($11.4)	($9.4)	$253.6	$278.6

	Twelve Months Ended December 31, 2010							
	OG&E		Enogex		Holding Company		Consolidated	
Projected Earnings Per Average Diluted Share	Low	High	Low	High	Low	High	Low	High
Ongoing Earnings Per Average Diluted Share………………	$2.10	$2.20	$0.64	$0.86	($0.09)	($0.07)	$2.70	$2.95
Medicare Part D Tax Subsidy…………………….	($0.07)	($0.07)	($0.02)	($0.02)	($0.02)	($0.02)	($0.11)	($0.11)
Projected Earnings Per Average Diluted Share……………………	$2.03	$2.13	$0.62	$0.84	($0.11)	($0.09)	$2.59	$2.84

*The Patient Protection and Affordable Care Act of 2009 and the Health Care and Education Reconciliation Act of 2010 were signed into law on March 23, 2010 and March 30, 2010, respectively. These Acts change the tax treatment of federal subsidies paid to sponsors of retiree health benefit plans that provide prescription drug benefits. As a result, OGE recognized a one-time, non-cash charge of approximately $11.4 million.